                                                                  EXHIBIT 10.2.4


                           AMENDMENT NO. 4 AND WAIVER

         AMENDMENT NO. 4 AND WAIVER (this "Amendment") dated as of March 26, 2001, among CR BRIGGS CORPORATION (the "Company"), a corporation organized under the laws of the State of Colorado, the Lenders named on the signature pages hereof, and BNP PARIBAS, as successor-in-interest to Banque Paribas, New York Branch, in its capacity as agent for the Lenders (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Company, the Lenders and the Agent have entered into the Loan Agreement dated as of December 6, 1995, and amended as of April 8, 1998, August 19, 1998 and July 8, 1999 (as amended, modified and supplemented from time to time, the "Loan Agreement"), providing for certain Loans to be made to the Company by the Lenders to finance the acquisition and construction of the Project;

         WHEREAS, Canyon Resources Corporation (the "Guarantor"), the Company and the Agent have entered into the Guarantee, Equity Contribution and Pledge Agreement dated as of December 6, 1995 and amended as of April 8, 1998, August 19, 1998 and July 8, 1999 (as amended, modified and supplemented from time to time, the "Guarantee Agreement"), in connection with the Loan Agreement;

         WHEREAS, the Company has requested that the Loan Agreement be further amended and that certain matters be waived by the Lenders, subject and pursuant to the terms and conditions of this Amendment and subject to the condition precedent that Guarantor execute the Waiver attached hereto as Exhibit A;

         NOW, THEREFORE, the Company, the Guarantor, the Lenders and the Agent wish to amend the Loan Agreement in certain respects, and accordingly, the parties hereto agree as follows:

         Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

         Section 2. Conditions Precedent. The agreements set forth in Sections 3 and 4 of this Amendment shall be subject to the satisfactory completion, in the Agent's sole opinion, of the following conditions:

                  (a) The Company, the Guarantor and the Agent shall have entered into a Waiver relating to the Guarantee Agreement substantially in the form of Exhibit A hereto; and

                  (b) No Event of Default, which is not otherwise being waived by the terms hereof, under the Loan Agreement shall have occurred and be continuing.

         Section 3. Amendments. The Loan Agreement is amended as follows:

                  (a) The definition of "Principal Payment Date" in Section 1.01 of the Loan Agreement hereby is amended to read as follows:

                           "Principal Payment Date" shall mean the dates set
                  forth in Schedule II hereto.

                  (b) Section 2.08 of the Loan Agreement is replaced in its entirety by the following:

                           2.08 Repayment of Loans. The Borrower hereby promises to pay Principal to the Agent for the account of each Lender, in the amounts and by the dates set forth in the amortization schedule attached hereto as Schedule II, until the Loans have been paid in full. The Company's last payment of Principal shall be accompanied by an additional payment of One Hundred Fifty Thousand Dollars ($150,000.00), as consideration for the Lenders consenting to the amendments to this Agreement set forth in Amendment No. 4 and Waiver dated as of March 26, 2001, among the Borrower, the Lenders and the Agent.

                  (c) Schedule II to the Loan Agreement hereby is amended in its entirety and replaced by the Schedule II set forth in Exhibit B to this Amendment.

                  (d) Section 2.10(a) of the Loan Agreement hereby is amended as follows:

                           (i) Replace the "30%" in line 3 with "50%"; and

                           (ii) Add the following sentence to the end of
         Section 2.10(a): "The foregoing calculation shall be made prior to Borrower's expenditure of Exploration Costs for drilling."

         Section 4. Waiver. Subject to the satisfaction of the conditions precedent specified in Section 2 above, but effective on and as of the date hereof, the Lenders hereby waive: (i) the following Events of Default, and (ii) the Company's compliance with the following requirements and obligations under the Loan Agreement through November 30, 2002, or repayment in full of the Loans, whichever first occurs:

                  (a) Any Event of Default under Section 8.26 and compliance with Section 8.26 of the Loan Agreement;

                  (b) Any Event of Default under Section 8.27 of the Loan Agreement as a result of the Company's failure to maintain the required Hedge Contract obligations; provided, however, that by not later than April 30, 2001, the Company shall establish and maintain Hedge Contracts on six (6) months' forecast gold production from the Project on a rolling forward basis;

                  (c) Any Event of Default under Section 8.28 and compliance with Section 8.28 of the Loan Agreement;

                  (d) Compliance with Sections 8.06, 8.12(b) and 8.13 of the Loan Agreement; and

                  (e) Compliance with Section 8.01(e) of the Loan Agreement; provided, however, that this waiver is limited to a 5 day extension of the 90 day period referred to in line 2 of such Section.

         Section 5. Documents Otherwise Unchanged. Except as herein provided, the Loan Agreement shall remain unchanged and in full force and effect, and each reference to the Loan Agreement shall be a reference to the Loan Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

         Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         Section 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                           "BORROWER"

                                           CR BRIGGS CORPORATION

                                           /s/ Gary C. Huber
                                           -----------------------------------
                                           Gary C. Huber
                                           Vice President


                                           "AGENT"

                                           BNP PARIBAS, as agent for the Lenders

                                           /s/ Paul Nicholas
                                           -------------------------------------
                                           Paul Nicholas
                                           Vice President


                                           "LENDERS"

                                           BNP PARIBAS

                                           /s/ Paul Nicholas
                                           -------------------------------------
                                           Paul Nicholas
                                           Vice President

                                           /s/ Timothy E. Vincent
                                           -------------------------------------
                                           Timothy E. Vincent
                                           Vice President

                                           BAYERISCHE HYPO-UND
                                           VEREINSBANK AG, NEW YORK
                                           BRANCH

                                           /s/ Andrew G. Matthews
                                           -------------------------------------
                                           Andrew G. Matthews
                                           Managing Director

                                           /s/ Bernd Schaefer
                                           -------------------------------------
                                           Bernd Schaefer
                                           Director

                                           NM ROTHSCHILD & SONS LIMITED

                                           /s/ C. Coleman
                                           -------------------------------------
                                           C. Coleman
                                           Director

                                           /s/ N.A. Wood
                                           -------------------------------------
                                           N.A. Wood
                                           Assistant Director

                                                                       EXHIBIT A
                                                  to Amendment No. 4 and Waiver,
                                                      dated as of March 26, 2001

                                     WAIVER

         WAIVER (this "Waiver") dated as of March 26, 2001, among CR BRIGGS CORPORATION (the "Company"), a corporation organized under the laws of the State of Colorado, CANYON RESOURCES CORPORATION, a corporation organized under the laws of the State of Delaware (the "Guarantor"), the Lenders named on the signature pages hereof, and BNP PARIBAS, as successor-in-interest to Banque Paribas, New York Branch, in its capacity as agent for the Lenders (the "Agent").

                                   WITNESSETH:

         WHEREAS, the Company, the Lenders and the Agent have entered into the Loan Agreement dated as of December 6, 1995, and amended as of April 8, 1998, August 19, 1998 and July 8, 1999 (as amended, modified and supplemented from time to time, the "Loan Agreement"), providing for certain Loans to be made to the Company by the Lenders to finance the acquisition and construction of the Project;

         WHEREAS, the Guarantor, the Company and the Agent have entered into the Guarantee, Equity Contribution and Pledge Agreement dated as of December 6, 1995 and amended as of April 8, 1998, August 19, 1998 and July 8, 1999 (as amended, modified and supplemented from time to time, the "Guarantee Agreement"), in connection with the Loan Agreement;

         WHEREAS, the Company has requested that the Loan Agreement be amended and that certain matters be waived by the Lenders in an amendment and waiver agreement ("Amendment No. 4 and Waiver") among the Company, the Lenders and the Agent dated as of March 26 2001;

         WHEREAS, it is a condition precedent to the amendments contained in the Amendment No. 4 and Waiver that this Waiver be executed.

         NOW, THEREFORE, the Company, the Guarantor, the Lenders and the Agent hereby agree as follows:

         Section 1. Definitions. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

         Section 2. Representations and Warranties. The Guarantor represents and warrants to the Agent and the Lenders that each of the representations and warranties set forth in Sections 3.01, 3.03, 3.04, 3.05, 3.06, 3.07 and 3.08 of the Guarantee Agreement are true and complete on the date hereof as if made on and as of the date hereof.

         Section 3. Effectiveness. This Waiver shall become effective as of March 26, 2001: (a) upon the execution and delivery of this Waiver by the Company, the Guarantor, the Agent and each Lender, and (b) upon the execution and delivery of the Amendment No. 4 and Waiver and the satisfaction of all conditions specified therein.

         Section 4. Waiver. Subject to the satisfaction of the conditions precedent specified in Section 3 above, but effective on and as of the date hereof, the Lenders hereby waive any Events of Default which have arisen as a direct result of the Guarantor's failure to comply with the following provisions of the Guarantee Agreement, and Lenders hereby waive Guarantor's compliance with the following provisions of the Guarantee Agreement, through November 30, 2002, or whenever the Loans have been repaid in full, whichever first occurs:

                  (a) Section 5.06; provided, however, that this waiver of
         Section 5.06 is limited to a reduction of the $38,000,000 minimum Net Tangible Worth amount in the third line of such Section to a minimum Net Tangible Worth amount of $30,000,000;

                  (b) Section 5.07;

                  (c) Section 5.08: and

                  (d) Section 5.01(b); provided, however, that this waiver of
         Section 5.01(b) is limited to a 5 day extension of the 90 day period in line 1 of such Section.

         Section 5. Documents Otherwise Unchanged. Except as herein provided, the Guarantee Agreement shall remain unchanged and in full force and effect, and each reference to the Guarantee Agreement shall be a reference, to the Guarantee Agreement, as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

         Section 6. Affirmation of Guarantee. The Guarantor affirms (i) that all references in the Guarantee Agreement to the Loan Agreement (including amounts from time to time owing to the Lenders or the Agent by the Borrower under the

Loan Agreement) are to be construed as references to the Loan Agreement as amended by the Amendment No. 4 and Waiver and (ii) that the Guarantor's guarantee obligations under the Guarantee Agreement remain in full force and effect.

         Section 7. Counterparts. This Waiver may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Waiver by signing any such counterpart.

         Section 8. Binding Effect. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 9. Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the day and year first above written.

                                       "BORROWER"

                                       CR BRIGGS CORPORATION

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       "AGENT"

                                       BNP PARIBAS, as agent for the Lenders

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       "LENDERS"

                                       BNP PARIBAS

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       BAYERISCHE VEREINSBANK AG,
                                       NEW YORK BRANCH

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       NM ROTHSCHILD & SONS LIMITED

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       "GUARANTOR"

                                       CANYON RESOURCES CORPORATION

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                                                       EXHIBIT B
                                                  to Amendment No. 4 and Waiver,
                                                      dated as of March 26, 2001



                                   SCHEDULE II

                              AMORTIZATION SCHEDULE



         Principal Payment                       Due Date

         $242,500.00                             April 30, 2001

         $242,500.00                             May 31, 2001

         $275,000.00                             June 30, 2001, and on or before
                                           the end of each calendar month
                                           thereafter until the Loans have been
                                           repaid in full